EXHIBIT 99.1

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                          Journal Communications, Inc.
                 Consolidated Statements of Earnings (unaudited)
         (dollars in thousands, except for shares and per-share amounts)

                                                                                 2006 Quarters
                                                        ----------------------------------------------------------------
                                                           First        Second       Third        Fourth       Total
                                                           -----        ------       -----        ------       -----
Continuing Operations:
Revenue:
    Publishing                                          $    79,468  $    79,402  $    80,357  $    89,403  $   328,630
    Broadcasting                                             51,638       58,452       58,257       70,189      238,536
    Printing services                                        16,310       16,686       15,456       18,504       66,956
    Other                                                     8,960       10,787        9,498        8,486       37,731
                                                        ------------ ------------ ------------ ------------ ------------
Total revenue                                               156,376      165,327      163,568      186,582      671,853

Operating costs and expenses:
    Publishing                                               43,031       43,377       42,906       48,265      177,579
    Broadcasting                                             21,819       22,397       24,105       27,424       95,745
    Printing services                                        13,788       14,007       12,910       15,424       56,129
    Other                                                     7,512        9,207        8,316        7,048       32,083
                                                        ------------ ------------ ------------ ------------ ------------
Total operating costs and expenses                           86,150       88,988       88,237       98,161      361,536

Selling and administrative expenses                          51,103       50,363       50,150       50,838      202,454
                                                        ------------ ------------ ------------ ------------ ------------
Total operating costs and expenses
    and selling and administrative
    expenses                                                137,253      139,351      138,387      148,999      563,990
                                                        ------------ ------------ ------------ ------------ ------------

Operating earnings                                           19,123       25,976       25,181       37,583      107,863

Other income and expense:
    Interest income and dividends                                18            1           10            8           37
    Interest expense                                         (3,650)      (3,878)      (4,025)      (4,054)     (15,607)
                                                        ------------ ------------ ------------ ------------ ------------
Total other income and expense                               (3,632)      (3,877)      (4,015)      (4,046)     (15,570)

Earnings from continuing operations before income taxes      15,491       22,099       21,166       33,537       92,293

Provision for income taxes                                    6,126        8,862        8,519       13,049       36,556
                                                        ------------ ------------ ------------ ------------ ------------


Earnings from continuing operations                           9,365       13,237       12,647       20,488       55,737

Discontinued operations                                       2,908        2,004          854        2,870        8,636
                                                        ------------ ------------ ------------ ------------ ------------

Net Earnings                                            $    12,273  $    15,241  $    13,501  $    23,358  $    64,373
                                                        ============ ============ ============ ============ ============

Weighted average number of shares:
    Basic                                                68,364,281   67,836,780   66,974,953   66,780,875   67,475,857
    Diluted                                              72,859,331   72,318,319   71,461,595   71,281,044   71,984,963

Earnings per share:
    Basic:
        Continuing operations                           $      0.13  $      0.19  $      0.18  $      0.30  $      0.80
        Discontinued operations                                0.04         0.03         0.01         0.04         0.13
                                                        ------------ ------------ ------------ ------------ ------------
        Net earnings                                    $      0.17  $      0.22  $      0.19  $      0.34  $      0.93
                                                        ============ ============ ============ ============ ============

    Diluted:
        Continuing operations                           $      0.13  $      0.18  $      0.18  $      0.29  $      0.77
        Discontinued operations                                0.04         0.03         0.01         0.04         0.12
                                                        ------------ ------------ ------------ ------------ ------------
        Net earnings                                    $      0.17  $      0.21  $      0.19  $      0.33  $      0.89
                                                        ============ ============ ============ ============ ============
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